--------------------------------------------------------------------------------

                       RREEF RREAL ESTATE SECURITIES FUND

                                  ANNUAL REPORT

                                NOVEMBER 30, 2001


                                     (LOGO)
                        Real Estate Investment Managers
                  A % RoProperty Investment Management Company

     Shares of the RREEF RReal Estate Securities Fund are distributed by an independent third party, Sunstone Distribution Services, LLC

--------------------------------------------------------------------------------

Shareholder Letter for RREEF RReal Estate Securities Fund


OVERVIEW
--------

The RREEF RReal Estate Securities Fund (the "Fund") reported a total return of 19.32% for Class A shares during the 12-month period ended November 30, 2001 (its fiscal year end) and an average annual total return of 21.24% since its inception (December 1, 1999). The performance of the Fund compares favorably to that of the Wilshire Real Estate Investment Trust Index, which, as of November 30, 2001, reported a one year total return of 17.30% and an average annual total return of 22.06% since inception of the Fund. Real Estate Investment Trusts ("REITs") provided some stability in a very difficult year.1 The S&P 500(R) Index, for example, reported a return of -12.22% for the one year period ended November 30, 2001.

As of December 31, 2001, the Fund posted a one year return of 14.32% and an average annual return since its inception of 21.91%.

During the Fund's fiscal year, we saw the bursting of the technology and telecommunications bubbles as well as the overall rapid deceleration in the national economy that resulted in weakening business conditions. The terrorist attacks of September 11th caused additional economic pressure and deepened the recession for at least a short period. On a positive note, the consumer and housing sectors were areas of relative strength, trends that differed from many economic slowdowns in the past. Real estate operations are impacted by economic conditions, with each property type sector responding somewhat differently as detailed in our discussion of sector performance later in this letter. Recently, both monetary and fiscal stimuli, along with a successful military campaign in Afghanistan, have generated optimism among investors and economic forecasters that economic growth will return fairly rapidly.

Our strategy throughout the year was to assume a defensive bias in both our sector positioning and stock selection. We believed that solid returns could be generated by companies that had adopted a more cautious stance and, as such, focused on companies with what we believed were conservative valuations, that had the potential for stable results and where we saw limited exposure to development risk. The defensive positioning paid off as the Fund outperformed its benchmark during the fiscal year.



-----------------------------
1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost. Performance for Class B shares will differ due to differences in class expenses. Please see p.4 for more complete performance information.

SECTOR PERFORMANCE
------------------

Sector performance showed wide variations for the year ended November 30, 2001:

                 ---------------------------------------
                   SECTOR PERFORMANCE BY PROPERTY TYPE*
                 ---------------------------------------
                 ---------------------------------------
                 Regional Mall             39.17%
                 Retail                    33.33%
                 Apartment                 16.09%
                 Industrial                13.04%
                 Office                    10.21%
                 Hotel                     -5.42%
                 ---------------------------------------
                 ---------------------------------------
                      *Source:  Wilshire REIT Index
                 ---------------------------------------

REGIONAL MALLS AND RETAIL
-------------------------

These sectors benefited from the continued relative strength of consumer spending. In addition, returns were driven by attractive initial valuations as these companies lagged behind the REIT market during much of 2000. Overall, companies were able to meet earnings expectations with solid operating performance. The Fund held overweight positions in these sectors during the year.

HOTELS
------

In contrast to the retail sectors, the hotel sector was a substantial underperformer for the year with a sector return of -5.42% within the Wilshire REIT Index (the "benchmark"). The weak business environment impacted hotel occupancies and, by mid-year, operations looked particularly soft compared to the "boom times" of 2000. The terrorist attacks caused further weakening as both business and leisure travel plans were curtailed. Occupancies in November were approximately 10 percentage points lower than the previous year and lower room rates cut further into revenues. Given our defensive posture and our concern about weakening fundamentals, the Fund exited the sector during the summer. We did, however, add several small holdings after hotel stocks experienced severe price declines following the reopening of the stock market on September 17th.

OFFICE
------

The office sector also lagged with a benchmark total return of 10.21% for the year. The sector was plagued with increasing amounts of sublease space as companies realized that business operations would not continue at the previous year's torrid pace. Occupancy levels were down across the country and the rent spikes that were evident during the prior year reversed in the technology-related markets. Companies with New York exposure performed well as the market experienced relative strength. Also, the sector's largest company, Equity Office2, became the first REIT added to the S&P 500(R) Index.

----------------------------
2 As of November 30, 2001, Equity Office comprised 8.53% of the Fund. Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Adviser, or Distributor.

However, this addition was widely anticipated and an earnings warning from management coincided with the announcement so the typical price strength upon addition to the S&P 500(R) Index did not occur.

APARTMENT
---------

The apartment sector within the benchmark had a total return of 16.09% during the year. Companies that performed strongly within the sector were cheap at the beginning of the year, had lower development risk and less exposure to West Coast markets. The weakest performing companies had, in general, a large West Coast presence where a reversal of fortunes occurred. After a very strong prior 12-month period, declining rents and increasing vacancy levels, resulting from the deterioration of technology-related companies and subsequent job losses, plagued these markets. This sector also saw an addition to the S&P 500(R) Index with Equity Residential3, the largest apartment owner in the country, becoming the second REIT added to the Index.

INDUSTRIAL
----------

The industrial sector underperformed somewhat during the year with the benchmark total return of 13.04% as it suffered from the manufacturing slump, as well as some dot.com exposure. Companies that performed strongly during the year had limited development pipelines.

SUMMARY & OUTLOOK
-----------------

After another year of solid performance, we believe that REITs remain fairly valued. At fiscal year end, REITs, in aggregate, were trading at prices equivalent to the value of their underlying real estate portfolios. The dividend yield of the REIT universe remains attractive at about 7% and we expect some growth in REIT earnings during the coming year, albeit at a low level. We believe that it is likely that property operations in general may weaken further before mirroring the expected economic recovery. Hotels will likely be the exception because operations should continue their recovery from September's lows. Share prices, however, may remain volatile as investors have seemed to "price in" more rapid improvement in hotel operations.

We expect to remain defensive initially, but will look to reestablish positions in companies with achievable growth-oriented strategies at attractive levels as the year progresses. We appreciate the confidence you have shown in us and will continue to focus on seeking solid performance within the Fund.

----------------------------
3 As of November 30, 2001, Equity Residential comprised 6.24% of the Fund. Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Adviser, or Distributor.

                   GROWTH OF A $10,000 INVESTMENT (UNAUDITED)

                   RREEF RReal Estate        S&P 500      Wilshire Real Estate
Date                   Securities             Index      Investment Trust Index

12/1/99                10,000                 10,000              10,000
2/29/00                 9,900                  9,867              10,282
5/31/00                11,334                 10,290              11,593
8/31/00                12,116                 11,024              12,517
11/30/00               12,319                  9,578              12,700
2/28/01                12,984                  9,058              13,372
5/31/01                13,580                  9,204              14,092
8/31/01                14,786                  8,335              15,209
11/30/01               14,698                  8,407              14,898


The RREEF RReal Estate Securities Fund's Class A total return for the year ended November 30, 2001 was 19.32%.

This chart assumes an initial investment of $10,000 made on 12/1/99 (inception date). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Performance for Class B shares will differ due to differences in class expenses.

The Wilshire REIT Index is an unmanaged index of approximately 100 selected securities which measures performance of U.S. publicly traded Real Estate Investment Trusts.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                   RREEF RREAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2001

  Number
 of Shares                                                  Value
-----------                                              ------------

              COMMON STOCKS                   94.2%

              APARTMENTS                      28.8%
    44,828      Archstone-Smith Trust                    $ 1,173,597
    20,206      AvalonBay Communities, Inc.                  976,960
     7,400      BRE Properties, Inc. - Class A               231,990
    15,976      Camden Property Trust                        578,810
    35,150      Equity Residential Properties Trust        1,017,593
     6,788      Essex Property Trust, Inc.                   323,652
     3,000      Gables Residential Trust                      88,200
    21,816      United Dominion Realty Trust, Inc.           313,932
                                                         ------------
                                                           4,704,734
                                                         ------------

              HOTELS                           0.7%
    13,173      Innkeepers USA Trust                         115,922
                                                         ------------

              INDUSTRIALS                      7.7%
    26,050      AMB Property Corp.                           664,275
     3,000      First Industrial Realty Trust, Inc.           91,950
    17,400      Liberty Property Trust                       505,296
                                                         ------------
                                                           1,261,521
                                                         ------------

              OFFICE                          22.2%
    12,500      Arden Realty, Inc.                           321,875
     2,500      Boston Properties, Inc.                       93,000
    44,455      Brookfield Properties Corp.                  754,846
    11,163      CarrAmerica Realty Corp.                     322,611
    46,695      Equity Office Properties Trust             1,391,511
    22,598      Highwoods Properties, Inc.                   573,989
     7,114      Reckson Associates Realty Corp.              159,069
                                                         ------------
                                                           3,616,901
                                                         ------------

              REAL ESTATE MANAGEMENT / SERVICES 5.3%
    40,311      Security Capital Group, Inc. - Class B*      856,609
                                                         ------------

              REGIONAL MALLS                  12.0%
    18,742      General Growth Properties, Inc.              744,995
    41,317      Simon Property Group, Inc.                 1,193,648
     1,500      Taubman Centers, Inc.                         21,645
                                                         ------------
                                                           1,960,288
                                                         ------------


    See notes to financial statements.

                   RREEF RREAL ESTATE SECURITIES FUND

 NOVEMBER 30, 2001

  Number
 of Shares                                                  Value
-----------                                              ------------

              COMMON STOCKS (CONTINUED)

              RETAIL                          14.5%
    16,248      Chelsea Property Group, Inc.               $ 786,403
     8,500      Developers Diversified Realty Corp.          161,075
    19,200      Federal Realty Investment Trust              429,504
    12,200      Kimco Realty Corp.                           605,120
    12,100      Pan Pacific Retail Properties, Inc.          322,949
     2,500      Regency Centers Corp.                         65,000
                                                         ------------
                                                           2,370,051
                                                         ------------

              SELF-STORAGE                     3.0%
    14,246      Public Storage, Inc.                         484,364
                                                         ------------


              TOTAL COMMON STOCKS (COST $13,844,196)      15,370,390
                                                         ------------


 Principal
  Amount
-----------
              SHORT-TERM INVESTMENTS           4.7%

 $ 763,945      UMB Bank, n.a., Money Market Fiduciary       763,945
                                                         ------------


              TOTAL SHORT-TERM INVESTMENTS (COST $763,945)   763,945
                                                         ------------

              TOTAL INVESTMENTS (COST $14,608,141) 98.9%  16,134,335

              OTHER ASSETS LESS LIABILITIES    1.1%          183,469
                                                         ------------

              NET ASSETS                     100.0%      $ 16,317,804
                                                         ============

 *  Non-income producing
See notes to financial statements.

                       RREEF RREAL ESTATE SECURITIES FUND


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001

ASSETS:
   Investments, at value (cost $14,608,141)          $ 16,134,335
   Receivable for investments sold                        455,731
   Interest and dividends receivable                        8,918
                                                      -----------

Total Assets                                           16,598,984
                                                      -----------

LIABILITIES:
   Payable for securities purchased                       268,292
   Accrued investment advisory fee                         12,888
                                                      -----------

   Total Liabilities                                      281,180
                                                      -----------

NET ASSETS                                           $ 16,317,804
                                                      ===========

NET ASSETS CONSIST OF:
   Paid-in-capital                                   $ 13,452,933
   Undistributed net investment income                    146,776
   Accumulated undistributed net realized gain
     on investments                                     1,191,901
Net unrealized appreciation on investments              1,526,194
                                                      -----------

NET ASSETS                                           $ 16,317,804
                                                      ===========

SHARES OUTSTANDING, (NO PAR VALUE)
(UNLIMITED SHARES AUTHORIZED)                           1,226,958
                                                      ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE                                $ 13.30
                                                      ===========

See notes to financial statements.

                       RREEF RREAL ESTATE SECURITIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 2001



1.   ORGANIZATION

     RREEF Securities Trust (the "Trust") was organized on September 15, 1999 as a Delaware business trust registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The RREEF RReal Estate Securities Fund (the "Fund") is a non-diversified portfolio of the Trust and is authorized to issue two classes of shares: Class A and Class B. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A commenced operations on December 1, 1999; Class B commenced operations on February 23, 2000. At November 30, 2001, approximately two shares of Class B were outstanding representing total net assets of $27.04, or $13.13 per share.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from such estimates.

     INVESTMENT VALUATION - Equity securities for which market quotations are readily available are valued at the most recent closing price. If a closing price is not reported, equity securities for which reliable bid quotations are available are valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       RREEF RREAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2001

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

     Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset components are made for such differences that are permanent in nature. Accordingly, at November 30, 2001, the Fund reduced undistributed net investment income by $192,177, decreased accumulated undistributed net realized gain on investments by $224,888 and increased paid-in-capital by $417,065.

     The Fund designated approximately $73,198 as a capital gain dividend for the purpose of the dividends paid deduction.

     EXPENSES - Each class of shares is charged for those expenses directly attributable to the class. Expenses that are not directly attributable to a class of shares are typically allocated among the classes in proportion to their relative net assets.

     AICPA AUDIT AND ACCOUNTING GUIDE - In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued, and is effective for fiscal years beginning after December 15, 2000. These accounting changes are expected to have no impact on the Fund.

3.    INVESTMENT TRANSACTIONS

     Purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2001 were $18,415,521 and $18,215,406 respectively. On September 25, 2001, the Fund made in-kind redemptions to shareholders in the amount of $2,648,271, which represented 14.3% of net assets. The in-kind redemption was effected at approximately the shareholders' proportionate share of the Fund's net assets on that day and did not result in the dilution of the interests of the Fund's remaining shareholders.

     At November 30, 2001, accumulated net unrealized appreciation was $1,560,609 based on the aggregate cost of investments for federal income tax purposes of $14,573,726, which consisted of unrealized appreciation of $1,692,783 and unrealized depreciation of $132,174.

                       RREEF RREAL ESTATE SECURITIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                NOVEMBER 30, 2001

4.   INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS

     INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Management Agreement with RREEF America L.L.C. (the "Adviser"). Pursuant to the agreement, the Fund pays the Adviser an investment management fee based on the average daily net assets at the annual rate of 1.00%. Fees for these services are reported as Investment Advisory Fee on the Statement of Operations. The Adviser pays all of the Fund's expenses other than 12b-1 fees, brokerage expenses, taxes, interest, fees and expenses of those Trustees who are not "interested persons" as defined in the 1940 Act (including legal fees), and extraordinary expenses.

     DISTRIBUTION AGREEMENTS. The Fund has adopted separate Distribution Plans (individually, a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each class of shares. The Fund does not directly pay for any distribution costs, except for those provided for in the Plan for Class B shares.

     The Plan for Class B shares permits the Fund to pay fees of 0.25% of average annual net assets to Sunstone Distribution Services, LLC (the "Distributor") for distribution of Class B shares through financial intermediaries other than the Distributor.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of RREEF RReal Estate Securities Fund:

We have audited the accompanying statement of assets and liabilities of RREEF RReal Estate Securities Fund (the "Fund"), a series of RREEF Securities Trust, including the schedule of investments, as of November 30, 2001, the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RREEF RReal Estate Securities Fund as of November 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
January 9, 2002

TRUSTEES                               Nicholas C. Babson
                                       Peter J. Broccolo
                                       Richard W. Burke
                                       Karen J. Knudson
                                       Robert L. Stovall

OFFICERS                               Albert D. Adriani
                                       Peter J. Broccolo
                                       Paula M. Ferkull
                                       Karen J. Knudson
                                       Mark D. Zeisloft

INVESTMENT ADVISER                     RREEF AMERICA L.L.C.
                                       875 North Michigan Avenue,
                                       Suite 4100
                                       Chicago, Illinois 60611

ADMINISTRATOR AND                      SUNSTONE FINANCIAL GROUP, INC.
FUND ACCOUNTANT                        803 West Michigan Street, Suite A
                                       Milwaukee, Wisconsin 53233

CUSTODIAN                              UMB BANK, N.A.
                                       928 Grand Boulevard, 10th Floor
                                       Kansas City, Missouri 64106

INDEPENDENT AUDITORS                   DELOITTE & TOUCHE LLP
                                       180 North Stetson Avenue
                                       Chicago, Illinois 60601

LEGAL COUNSEL                          D'ANCONA & PFLAUM LLC
                                       111 East Wacker Drive, Suite 2800
                                       Chicago, Illinois 60601

DISTRIBUTOR                            SUNSTONE DISTRIBUTION SERVICES, LLC
                                       803 West Michigan Street, Suite A
                                       Milwaukee, Wisconsin 53233

DIVIDEND-DISBURSING                    RREEF RREAL ESTATE SECURITIES FUND
AND TRANSFER AGENT                     c/o Sunstone Financial Group, Inc.
                                       803 West Michigan Street, Suite A
                                       Milwaukee, Wisconsin 53233

This report is submitted for the general information of shareholders of the RREEF RReal Estate Securities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus provides more complete information, including fees and expenses, the investment objectives, risks and operating policies of the Fund. Read the Prospectus carefully.